5. Insurance Subsidiary Restrictions	12 Months Ended
Dec. 31, 2012
Notes
5. Insurance Subsidiary Restrictions

5.          INSURANCE SUBSIDIARY RESTRICTIONS

             As of December 31, 2012 and 2011, respectively, 83% and 92% the Company's cash and cash equivalents and investment securities were maintained in the Company’s insurance subsidiaries.  State insurance regulations limit the types of investments an insurance company may hold in its portfolio.  These limitations specify types of eligible investments, quality of investments and the percentage a particular investment may constitute of an insurance company’s portfolio.

             Dividend payments to the Company by its wholly owned insurance subsidiaries are subject to annual limitations and are restricted to the greater of 10% of statutory surplus or statutory earnings before recognizing realized investment gains of the individual insurance subsidiaries, unless prior approval is obtained from the Georgia Insurance Commissioner.  At December 31, 2012, Frandisco Property and Casualty Insurance Company and Frandisco Life Insurance Company had a statutory surplus of $51.2 million and $51.4 million, respectively.  The maximum aggregate amount of dividends these subsidiaries could pay to the Company during 2012, without prior approval of the Georgia Insurance Commissioner, was approximately $9.3 million.  In April 2012, the Company filed a request with the Georgia Insurance Department for the insurance subsidiaries to be eligible to pay up to $45.0 million in additional extraordinary dividends during 2012.  Management requested the approval to ensure the availability of additional liquidity for the Company due to the continuing uncertainties in the economy.  In July 2012, the request was approved.  The Company elected not to pay any dividends from the insurance subsidiaries during the three year period ended December 31, 2012.